UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  . . . . . . .  . . . . . .. .. . . . . . . . . . . . . .  September 19, 2008

GENERAL COMMUNICATION, INC.
(Exact name of registrant as specified in its charter)

State of Alaska                                                                                                                              0-15279                                                                                                                                 92-0072737
(State or other Jurisdiction of                                                                                               (Commission File No.)                                                                                                                    (I.R.S Employer
Incorporation or organization)                                                                                                                                                                                                                                                  Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska                                                                                                                                                                                                                                                                         99503
(Address of Principal Executive offices)                                                                                                                                                                                                                                         (Zip Code)

Registrant's telephone number, including area code  . . . . . . . . . . . . . . . . .. . . . . . . . . . . . .  (907) 868-5600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Section 8 – Other Events

Item 8.01  Other Events.

General Communication, Inc. ("Company"), a registrant under the Securities Exchange Act of 1934 whose wholly held subsidiary GCI, Inc. is also a registrant under that act ("Subsidiary"), has had, and continues to have, a business relationship with Verizon Business Service ("Verizon").  This relationship is expressed in part through a Contract for Alaska Access Services ("Verizon Agreement") which has been amended numerous times by the parties.  Copies of the Verizon Agreement and those amendments have been filed with the Securities and Exchange Commission ("Commission") from time to time in the past in redacted form to exclude portions of the documents considered by the Company and the Subsidiary as in need of confidential treatment.  As a result of a recent review of the Verizon Agreement and those amendments, the Company and the Subsidiary have concluded that certain portions of those redactions in three of those documents ("Newly Unredacted Portions") are no longer in need of confidential treatment or have otherwise become public through other means.  At this time, the Company files this report with the Commission on Form 8-K ("Report") and the Subsidiary separately files a similar report with the Commission, including copies of these three documents with revised redactions where the redactions do not include those portions which the Company and the Subsidiary believe no longer are in need of confidential treatment as filings with the Commission.  That is, the documents display in unredacted form the Newly Unredacted Portions.

The three documents in question are the Verizon Amendment and the third and fourth amendments to it.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Listed below are the exhibits that are filed as a part of this Report (according to the number assigned to them in Item 601 of Regulation S-K):

Exhibit No.	Description
10.155	Contract for Alaska Access Services between the Company and Verizon, dated January 1, 1993#
10.156	Third Amendment To Contract for Alaska Access Services between the Company and Verizon, dated February 27, 1998#
10.157	Fourth Amendment To Contract for Alaska Access Services between the Company and Verizon, dated January 1, 1999#

#
CONFIDENTIAL PORTION has been omitted pursuant to a recent request for confidential treatment by the Company to, and the material has been separately filed with, the Commission.  Each omitted Confidential Portion is marked by three asterisks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date:  September 19, 2008                                                         /s/ John M. Lowber
John M. Lowber
Secretary and Senior Vice President,
Chief Financial Officer
(Signature)